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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into the Company's previously filed Registration Statements on Form S-3 (File Nos. 333-02493, -07263, -34907, -59241, -60503 and 33-59379) and on Form S-8 (File Nos. 333-66171 and 33-39155).

San Francisco, California                             ARTHUR ANDERSEN LLP
November 24, 1998